UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2010

Pennichuck Corporation
 (Exact name of registrant as specified in its charter)

New Hampshire	0-18552	02-0177370
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Manchester Street, Merrimack, New Hampshire	03054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 882-5191

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 5, 2010. The certified results of the matters voted upon at the meeting, which are more fully described in our proxy statement, are as follows:

	Votes	Votes
Description of Matters Submitted	For	Withheld	Non-Votes
1. Election of Directors:
John R. Kreick	2,599,643	161,269	1,895,051
Duane C. Montopoli	2,614,535	146,377	1,895,051
Martha E. O’Neill	2,596,386	164,526	1,895,051

	Votes	Votes
	For	Against	Non-Votes
2. Ratification of the Appointment of ParenteBeard LLC
as the Company’s Independent Registered Public	3,785,555	38,594	831,814
Accountants for the Year Ending December 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNICHUCK CORPORATION
(Registrant)

Date: May 6, 2010

By: /s/ Thomas C. Leonard
Thomas C. Leonard
Senior Vice President and Chief Financial Officer